UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Udemy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40956	27-1779864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 813-1710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.00001 per share	UDMY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2021, Udemy, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of the Company’s initial public offering (“IPO”). A description of the Restated Certificate is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on October 29, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Registration Statement on Form S-1, as amended (Registration No. 333-260042). The description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1 and incorporated herein by reference.

Effective as of November 2, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the completion of the IPO. A description of the Restated Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, the Company’s website (udemy.com), press releases, public conference calls, and public webcasts. The Company encourages its investors and others to review the information disclosed through such channels as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Udemy, Inc.

3.2	Amended and Restated Bylaws of Udemy, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDEMY, INC.

By:	/s/ Ken Hirschman
Ken Hirschman
SVP Operations and General Counsel

Date: November 2, 2021